Daré Bioscience Reports First Quarter 2026 Financial Results and Provides Business Update Your publication date and time will appear here. | Source: Daré Bioscience, Inc. Company Highlights Second Positive DSMB Review of Interim Data from Ovaprene® Phase 3 Clinical Trial, DARE to PLAY™ Anticipated Dispensing Commencement and Flora Sync LF5™ Commercial Launch Summer 2026; First Product Revenue Expected in June 2026; Call Hosted During National Women’s Health Week. Conference Call and Webcast Today at 4:30 p.m. ET “We are hosting our financial results and business update call from New York, in the middle of National Women’s Health Week,” said Sabrina Martucci Johnson, President and Chief Executive Officer of Daré Bioscience. “Daré was built on the conviction that women’s health is an investment-grade category – not a niche, not a nice-to-have, not a pink ribbon in a press release. A category worth building, funding, and holding accountable for delivering to women the healthcare options they deserve. This week alone, we announced a second consecutive positive DSMB review of interim data from our ongoing Phase 3 clinical trial of Ovaprene – two consecutive positive reviews of interim data for a product candidate that could be the first FDA-approved, hormone-free, monthly contraceptive. And with the planned commencement of DARE to PLAY dispensing and the anticipated commercial launch of Flora Sync LF5, summer 2026 is expected to mark the first time Daré Bioscience records direct product revenue. We built this company to change how women experience healthcare. We believe that change is beginning in earnest now.” SAN DIEGO, May 14, 2026 (GLOBE NEWSWIRE) -- Daré Bioscience, Inc. (NASDAQ: DARE), a purpose-driven health biotech company solely focused on closing the gap in women’s health between promising science and real-world solutions, today reported financial results for the quarter ended March 31, 2026, and provided a business update. “Daré is a product company. Its mission is to develop and bring to market clinically-studied and differentiated women’s health products – products with clinical data behind them, addressing gaps where in our view little to no adequate options exist today. The DARE Health Hub and its telehealth infrastructure are built to put those products in women’s hands efficiently and discreetly. Telehealth is an access tool; the products are the point. We believe Share Exhibit 99.1 product revenue from these commercially launched products, alongside capital raised through equity financing and non-dilutive grant funding, will give Daré a complementary capital structure to continue developing the next generation of first-in-category solutions for women,” continued Ms. Johnson. 2026 FIRST QUARTER BUSINESS HIGHLIGHTS AND RECENT DEVELOPMENTS DARE to PLAY™ Sildenafil Cream DARE to PLAY is a first-of-its-kind topical sildenafil cream for women. To the company’s knowledge, there is no other sildenafil cream manufactured under current Good Manufacturing Practice (cGMP) requirements with clinical data demonstrating increased genital blood flow in 10 to 15 minutes, and improvement in arousal, orgasm, and desire measured by clinically-validated and FDA-reviewed endpoints. An estimated 20 million women in the United States experience challenges related to genital arousal, and there is currently no FDA-approved therapy that directly addresses this need. While there is not yet an FDA-approved therapy, DARE to PLAY was designed to fill that void. Daré is making DARE to PLAY available as a Section 503B compounded product.¹ Daré participated in the American College of Obstetricians and Gynecologists (ACOG) annual conference during the first quarter of 2026, generating interest from the healthcare provider community. The provider community’s response at ACOG reinforces Daré’s belief that DARE to PLAY addresses a significant, long-standing unmet need in women’s sexual health, and that clinician advocacy will be a key driver of commercial momentum. Dispensing Anticipated to Commence Summer 2026 Pre-fulfillment prescribing has been available nationwide in all 50 states since February 11, 2026, with women accessing DARE to PLAY through the DARE Health Hub. Bravado Pharmaceuticals, the 503B-registered outsourcing facility for DARE to PLAY, is targeting the commencement of national dispensing this summer, in the third quarter of 2026, as Bravado advances state licensing and fulfillment preparations. Product differentiation: To Daré’s knowledge, DARE to PLAY is the only clinically studied sildenafil cream for women, demonstrated to increase genital blood flow within approximately 10 minutes of application and manufactured in accordance with FDA’s cGMP regulations, which better ensure consistent potency and quality. Dual-path strategy: While making DARE to PLAY available as a 503B compounded product, Daré is simultaneously working to advance its sildenafil cream formulation toward the 505(b)(2) NDA pathway. Product-first commercial model: Daré’s commercial approach is built around the differentiation of its products, not around a services or subscription model. The DARE Health Hub and telehealth access are infrastructure designed to connect women efficiently to Daré’s products. The company’s provider-focused strategy reflects this priority: clinicians who prescribe DARE to PLAY are prescribing a specific, clinically studied formulation. Daré’s 503B commercial model is asset-light in that it’s built around targeted digital awareness campaigns, telehealth access through the DARE Health Hub, and Medvantx fulfillment infrastructure. As the commercial channel matures, Daré will look to add strategic collaborations with additional telehealth platforms, platform distributors, and clinical networks. DARE to RESTORE™ — First Product Revenue Milestone Approaching 2 3

Daré is building the DARE to RESTORE brand family of consumer health products designed to support vaginal microbiome balance. The company’s first DARE to RESTORE product, Flora Sync LF5™ – a vaginal probiotic suppository developed by Probiotical, one of the world’s leading probiotic research companies – is expected to launch commercially in the United States in June 2026, with consumer health revenue expected to begin at that time. First product revenue milestone: The anticipated commencement of Flora Sync LF5 sales in June 2026 is expected to mark the first time Daré Bioscience will record direct product revenue – a historic milestone for the company. Seeding campaigns begin in May: Ahead of the commercial launch, Daré is initiating seeding campaigns in May 2026 to build clinician awareness and drive initial consumer trial. Product differentiation: The Flora Sync LF5 formulation is based on scientific research into vaginal microbiome composition and health, has been studied in a 100-person human clinical trial, and findings have been published in a peer-reviewed journal. Probiotical is the exclusive manufacturer using its proprietary LF5 probiotic strain. Daré believes this level of clinical evidence distinguishes Flora Sync LF5 from the majority of vaginal probiotic suppositories on the market today. Daré intends to distribute Flora Sync LF5 through the DARE Health Hub as a complement to its 503B prescription offerings. The company expects to continue exploring opportunities to expand the DARE to RESTORE product line through additional collaborations with Probiotical. DARE to RECLAIM™ — Monthly Bio-Identical Hormone Therapy DARE to RECLAIM, a proprietary monthly intravaginal ring (IVR) formulation of bio-identical 17β-estradiol and bio-identical progesterone (known as DARE-HRT1), is designed to be a non-oral, monthly, hormone therapy product – targeting the estimated $2.5 to $4.5 billion compounded hormone therapy market. Women are demanding alternatives to synthetic hormones, and bio-identical hormone therapy is a category on the rise. We expect DARE to RECLAIM to be the first monthly intravaginal delivery solution in this space combining bio- identical estradiol and progesterone. Daré is targeting to have DARE to RECLAIM available for prescription fulfillment in the U.S. in 2027 through a 503B-registered outsourcing facility. Daré is simultaneously pursuing activities to support an investigational new drug (IND) application filing for a pivotal Phase 3 clinical study of DARE-HRT1, consistent with Daré’s dual-path strategy. Revenue from DARE to RECLAIM is targeted to begin in 2027. Ovaprene® — Investigational Hormone-Free Monthly Intravaginal Contraceptive On May 12, 2026, Daré announced positive interim safety and efficacy results from its ongoing Phase 3 clinical trial of Ovaprene following a second planned interim analysis by the trial’s independent Data Safety Monitoring Board (DSMB). The DSMB recommended the study continue without modification, consistent with its findings from the first interim analysis in July 2025. There currently are no FDA-approved, hormone-free, monthly intravaginal contraceptives. Approximately 9% of women treated in the study had experienced a pregnancy, consistent with the company’s expectations based on the results of the pre-pivotal postcoital test clinical study of Ovaprene. No new types of adverse events or tolerability concerns were identified. Neither an increase in the frequency of adverse events nor the emergence of new types of adverse events was observed with prolonged Ovaprene use. No serious adverse events related to the study device were identified. Approximately 12% of participants discontinued the study due to vaginal odor, the most commonly reported product-related adverse event, a 5% decrease compared to data reviewed by the DSMB in July 2025. User acceptance: A majority of participants who had completed the study reported they would be very likely or likely to use Ovaprene if it became available. Data basis: The DSMB reviewed data from 339 study subjects contributing 1,789 menstrual cycles of safety data, representing a meaningful proportion of the study’s 2,500-cycle target. Enrollment timing: The study protocol calls for at least 2,500 cycles of exposure and at least 250 subjects completing 13 menstrual cycles of use. Based on current enrollment trends, the company expects to achieve 2,500 cycles of exposure before 250 subjects complete 13 menstrual cycles of use. The company believes the interim safety data may support the sufficiency of fewer than 250 subjects completing 13 menstrual cycles of use to evaluate Ovaprene’s safety profile. The company intends to engage with FDA regarding these findings. The company currently expects to complete enrollment sufficient to achieve at least 2,500 cycles of exposure in 2026. Completing enrollment in 2026 would put the primary endpoint analysis within reach in 2027. DARE-HPV — Potential First Therapeutic for High-Risk HPV Infection DARE-HPV is Daré’s investigational therapeutic candidate targeting high-risk human papillomavirus (HPV) infection, the underlying cause of virtually all cervical cancer cases in the United States (99%). An estimated 6 million women in the United States acquire a high- risk HPV infection each year, and there is currently no FDA-approved pharmacologic treatment for HPV infections. With ARPA-H funding and FDA clearance of the company’s IND application in February 2026, Daré is preparing to advance DARE-HPV into a Phase 2 clinical study in May 2026. DARE- HPV has the potential to be the first pharmaceutical therapeutic in one of the largest unaddressed infectious disease markets affecting women globally. Development is advancing entirely with non-dilutive funding under a $10 million contract funded by the Advanced Research Projects Agency for Health (ARPA-H), part of the U.S. Department of Health and Human Services, $9.0 million of which has been received to date. Additional Pipeline Programs Daré continues to advance a broad pipeline of women’s health programs supported substantially by non-dilutive grant funding, including: DARE-PTB1: A bio-identical progesterone intravaginal ring candidate targeting reduction of preterm birth risk in at-risk women, supported by an extended funding award from the National Institutes of Health (NIH) announced in March 2026. DARE-LARC1, Casea S , and DARE-NHC: Programs for development of potential first- in-category contraceptive candidates, advancing entirely with grant funding, including activities to identify and develop a novel non-hormonal intravaginal contraceptive candidate suitable for women in low- and middle-income country settings. POTENTIAL CATALYSTS Daré is targeting the following milestones in 2026 and 2027: DARE to PLAY dispensing to commence in summer 2026 as Bravado completes state licensing and fulfillment preparations 4

Additional commercial and telehealth collaborations for DARE to PLAY as the commercial channel matures, building on strong clinician engagement at ACOG Flora Sync LF5 (DARE to RESTORE product family) commercial launch in June 2026, with first product revenue expected at that time, marking an important first step in building a multi-product revenue profile DARE to RECLAIM dispensing to commence in 2027, with IND application preparatory activities for DARE-HRT1 ongoing pursuant to the company’s dual-path strategy Ovaprene Phase 3 clinical study– second positive DSMB review of interim data announced May 12, 2026; enrollment expected to complete in 2026 to achieve at least 2,500 menstrual cycles of exposure, putting a 2027 primary endpoint analysis within reach; company intends to engage with FDA regarding study protocol DARE-HPV advancing into Phase 2 clinical study in May 2026 with ARPA-H funding “Daré is not a single-event binary bet. This is a portfolio with multiple potential catalysts, multiple pathways to value, and multiple ways to win. With our upcoming revenue milestones, we are now frequently asked whether Daré is now a commercial company or an R&D company. The answer is yes to both, and we believe that’s a strength. As a product company, we develop clinically-studied and differentiated solutions and work to get them into the hands of women and the providers who care for them via the fastest eligible pathways to market. Product revenue is not a pivot away from our science. It is an additional source of capital that reinforces it. Grants. Equity financings. And now product revenue. Three legs of a capital structure to enable building without depending on any one source alone,” said Ms. Johnson. ¹ Compounded drug products are not approved by the U.S. Food and Drug Administration (FDA). The terms DARE to PLAY and DARE to RECLAIM describe 503B compounded drug products. The FDA does not evaluate compounded drug products for safety, effectiveness, or quality. References to Section 503B, 503B, 503B compounding, 503B compounded product, and similar terms refer to Section 503B of the Federal Food, Drug, and Cosmetic Act (FDCA) and the production and supply of compounded drugs by Section 503B-registered outsourcing facilities without patient-specific prescriptions in accordance with Section 503B. ² The pre-fulfillment prescription period for DARE to PLAY is the timeframe during which women may complete a telehealth consultation or in-person clinician visit and have a prescription written and received at Medvantx Pharmacy, in advance of pharmacy dispensing. Women will be notified when ordering becomes available in their state. Ordering and payment will occur once the product is available for pharmacy dispensing. Prescriptions will be fulfilled on a prioritized basis according to the order in which they are received. Reference to the 505(b)(2) NDA pathway refers to Section 505(b)(2) of the FDCA, which enables an applicant to rely, in part, on the FDA’s prior findings of safety and efficacy data for an existing product, or published literature, in support of its new drug application (NDA). Casea S is being evaluated in a Phase 1 clinical trial sponsored by FHI 360 (NCT05174884), with the support of a private foundation grant. Daré is not currently developing this asset but may exercise rights to do so in the United States under a 2025 co- development and license agreement with Theramex. FINANCIAL RESULTS FOR FIRST QUARTER 2026 AND HIGHLIGHTS Cash Position 3 4

As of March 31, 2026, Daré had approximately $18.5 million in cash and cash equivalents, and working capital of approximately $0.5 million. Revenue Revenue of approximately $0.2 million for the three months ended March 31, 2026 was primarily attributable to work performed under research and development (R&D) services agreements Daré entered into with the Gates Foundation in September and October 2025. Cost of Revenues Cost of revenues for the three months ended March 31, 2026 was approximately $0.2 million with no comparable activity in the same period of the prior year. Cost of revenues related primarily to the cost of performing research and development services under the R&D services agreements between Daré and the Gates Foundation and expenses associated with medical education and awareness related to the commercialization of DARE to PLAY. Operating Expenses Selling, general and administrative expenses were approximately $2.2 million for the three months ended March 31, 2026, compared to approximately $2.3 million for the same period of the prior year. The year-over-year decrease was primarily attributable to decreases in personnel costs, offset by increases in professional services and commercial readiness expenses driven by execution against the company’s expanded business strategy, including preparations to bring to market DARE to PLAY and Flora Sync LF5, and stock-based compensation expense. R&D expenses were approximately $0.7 million for the three months ended March 31, 2026, compared to approximately $2.3 million for the same period of the prior year. The decrease was primarily attributable to an increase in contra-R&D expenses for direct program costs, decreases in direct program costs, driven by decreases in costs related to the DARE-PTB1 program and the Ovaprene Phase 3 clinical trial, and a decrease in personnel costs. Daré recognizes amounts received under grant and governmental funding awards as “contra-R&D expenses,” meaning grant funding reduces R&D expenses in the statements of operations as the related costs are incurred over the grant period. Total contra-R&D expense was approximately $3.5 million for the three months ended March 31, 2026, compared to approximately $3.1 million for the same period of the prior year. Daré believes this dynamic is important to understand when evaluating the true scale of Daré’s R&D investment and capital efficiency. Revenue Outlook Daré expects to begin recording product revenue from DARE to PLAY this summer, in the third quarter of 2026. Flora Sync LF5 consumer health product revenue is expected to begin in June 2026. Revenue from DARE to RECLAIM is targeted to begin in 2027. Daré is building toward a multi-product revenue profile that diversifies and grows across 2026 and 2027. Daré encourages investors to review the detailed discussion of its financial statements, financial condition, liquidity, capital resources, and risk factors in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, filed today with the U.S. Securities and Exchange

Commission (SEC). CONFERENCE CALL Daré will host a conference call and live webcast today, May 14, 2026, at 4:30 p.m. Eastern Time to review its financial results for the quarter ended March 31, 2026 and to provide a company update. To access the conference call via phone, dial (646) 307-1963 or (800) 715-9871 (toll free). The conference ID number for the call is 2531472. The live webcast can be accessed under “Presentations, Events & Webcasts” in the Investors section of the company’s website at http://ir.darebioscience.com. Please log in approximately 5-10 minutes prior to the call to register and to download and install any necessary software. The webcast will be archived under the same section of the company’s website and available for replay until May 28, 2026. ABOUT DARÉ BIOSCIENCE Daré Bioscience is a purpose-driven health biotech company solely focused on closing the gap in women’s health between promising science and real-world solutions. Every innovation Daré advances is based in advanced science and backed by rigorous, peer-reviewed research. From contraception to menopause, pelvic pain to fertility, vaginal health to infectious disease, Daré is working to close critical gaps in care using science that serves her needs. For decades, women have been told to “wait it out” or “live with it,” while innovations that could improve their quality of life languish in the regulatory or funding pipeline. With growing awareness around menopause, sexual health, and vaginal health, the conversation is shifting. However, access to real, evidence-based solutions continues to lag. Daré was founded to change that. As a female-led health biotech company, Daré is accelerating the development of credible, science-based solutions that meet the high standards of clinical rigor – randomized, controlled trials; validated endpoints; peer-reviewed publications; and current Good Manufacturing Practice (cGMP) requirements. To learn more about Daré’s mission to deliver differentiated therapies for women and its innovation pipeline, please visit www.darebioscience.com. Daré may announce material information about its finances, products and product candidates, clinical trials and other matters using the Investors section of its website (http://ir.darebioscience.com), SEC filings, press releases, public conference calls and webcasts, and social media channels. The information Daré posts in the Investors section of its website or through social media channels may be deemed to be material information. Daré encourages investors, the media, and others interested in the company to review the information Daré posts in the Investors section of its website, to follow Daré Bioscience, Inc. on LinkedIn, and to follow these X (formerly Twitter) accounts: @SabrinaDareCEO and @DareBioscience. Any updates to the list of social media channels the company may use to communicate information will be posted in the Investors section of Daré’s website. FORWARD-LOOKING STATEMENTS

Daré cautions you that all statements, other than statements of historical facts, contained in this press release, are forward-looking statements. Forward-looking statements, in some cases, can be identified by terms such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “positioned,” “pursue,” “seek,” “execute,” “prepare,” “should,” “would,” “target,” “on track,” or the negative version of these words and similar expressions. In this press release, forward-looking statements include, but are not limited to, statements relating to Daré’s go-to-market strategies; Daré’s plans and timing for making solutions for women available by prescription in the U.S. as compounded drugs via Section 503B or without a prescription as branded consumer health products; the market opportunity for those products and their ability to gain market acceptance; expected timing and significance of revenue from sales of those products; Daré’s intent to continue to pursue an FDA approval pathway for those product candidates it brings to market under Section 503B; plans and expectations with respect to Daré’s product candidates, including clinical development plans, trial design, timelines, costs, milestones, targeted indications, clinical trials and results, regulatory strategy, and FDA communications, submissions and review of applications; the clinical potential of and market opportunities for Daré’s product candidates; Ovaprene’s potential to be the first FDA-approved hormone-free intravaginal monthly contraceptive; the importance of the interim results from the ongoing pivotal Phase 3 study of Ovaprene to Daré and Ovaprene; that fewer than 250 subjects completing 13 menstrual cycles of use may support an evaluation of Ovaprene’s safety profile; Daré’s intention to engage with FDA regarding the Ovaprene Phase 3 study protocol and the anticipated timing of completion of enrollment and the primary endpoint analysis; expectations regarding existing collaborations and plans for future collaborations; the sufficiency of non-dilutive grant and other financial award funding to advance development of specified product candidates or programs, including through specified milestones; Daré’s ability to meaningfully impact women and create value for its shareholders; and the potential impact of 503B compounded products and consumer health products that Daré brings to market for women and the company. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Daré’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by the forward-looking statements in this press release , including, without limitation, risks and uncertainties related to: Daré’s reliance on Section 503B- registered outsourcing facilities and other third parties to bring DARE to PLAY™ Sildenafil Cream and other solutions to market as compounded drugs or as consumer health products and facilitate access to such products and the risk that those third parties do not perform as expected; difficulties in establishing and sustaining relationships with third-party collaborators; the risk that the FDA could stop permitting Section 503B-registered outsourcing facilities to compound the drug substances in the proprietary formulations Daré intends to bring or brings to market or changes the conditions under which those drug substances may used in compounding or the compounded products may be distributed; the ability of outsourcing facilities for Daré’s compounded products to maintain their registration with the FDA under Section 503B; the timing of establishing, and ability to maintain, state-required licensure or registration to enable fulfillment of prescriptions for DARE to PLAY™ Sildenafil Cream and other solutions brought to market via the Section 503B pathway; Daré’s inexperience, as a company, in and lack of infrastructure for commercializing products; the degree of market demand and acceptance for the products Daré brings to market; competitive product launches; greater than expected costs to bring compounded drug products to market and marketing costs; shifts in consumer spending or behavior; Daré’s ability to raise additional capital when and as needed to execute its business strategy and continue as a going concern; Daré’s dependence on grants and other financial awards from governmental entities and a private foundation; limitations on Daré’s ability to raise additional capital through sales of its common stock or other equity securities due to restrictions under SEC and Nasdaq rules and regulations or contractual limitation; Daré’s reliance on third parties to manufacture and conduct clinical trials and preclinical studies of its product candidates and commercialize XACIATO™ (clindamycin phosphate) vaginal gel 2% and future FDA-approved products, if any; the risk that the current regulatory pathway known as the FDA’s 505(b)(2) pathway for drug product approval in the U.S. is not available for a product candidate as Daré anticipates; Daré’s ability to develop, obtain FDA or foreign regulatory approval for, and commercialize its product candidates and to do so on communicated timelines; failure or delay in starting, conducting and completing clinical trials of a product candidate and the inherent uncertainty of outcomes of clinical trials; Daré’s ability to design and conduct successful clinical trials, to enroll a sufficient number of patients, to meet established clinical endpoints, to avoid undesirable side effects and other safety concerns, and to demonstrate sufficient safety and efficacy of its product candidates; Daré’s dependence on third parties to conduct clinical trials and manufacture and supply clinical trial material and commercial product; the risks that positive findings in early clinical and/or nonclinical studies of a product candidate may not be predictive of success in subsequent clinical and/or nonclinical studies of that candidate and that interim data or results from a particular clinical study do not necessarily predict the final results for that study; the risk that the FDA, other regulatory authorities, members of the scientific or medical communities or investors may not accept or agree with Daré’s interpretation of or conclusions regarding data from clinical studies of its product candidates; the risk that development of a product candidate requires more clinical or nonclinical studies than Daré anticipates, or that the duration of a study or number of study subjects must be significantly greater than anticipated; the loss of, or inability to attract, key personnel; product pricing and coverage and reimbursement from third-party payors; Daré’s ability to retain its licensed rights to develop and commercialize a product or product candidate; Daré’s ability to satisfy the monetary obligations and other requirements in connection with its exclusive, in- license agreements covering the critical patents and related intellectual property related to its product and product candidates; Daré’s ability to adequately protect or enforce its, or its licensor’s, intellectual property rights; disputes or other developments concerning Daré’s intellectual property rights; the lack of patent protection for the active ingredients in certain of Daré’s product candidates which could expose its products to competition from other formulations using the same active ingredients; product liability claims; governmental investigations or actions relating to Daré’s products or product candidates or the business activities of Daré, its commercial collaborators or other third parties on which Daré relies; changes in healthcare, pharmaceutical, consumer protection or privacy laws and regulatory policies; increased scrutiny from regulators; global trends toward health care cost containment; the effects of macroeconomic conditions, geopolitical events, and major changes and disruptions in U.S. government policies and operations on Daré’s ability to raise additional capital or on Daré’s operations, financial results and condition, and ability to achieve current plans and objectives; Daré’s ability to maintain compliance with Nasdaq’s continued listing requirements and continue to have its common stock listed on The Nasdaq Capital Market; and cybersecurity incidents or similar events that compromise Daré’s technology systems and/or significantly disrupt Daré’s business or those of third parties on which it relies. Daré’s forward-looking statements are based upon its current expectations and involve assumptions that may never materialize or may prove to be incorrect. All forward- looking statements are expressly qualified in their entirety by these cautionary statements. For a detailed description of Daré’s risks and uncertainties, you are encouraged to review its documents filed with the SEC, including Daré’s recent filings on Form 8-K, Form 10-K and Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Daré undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. CONTACTS Daré Bioscience Investor Relations innovations@darebioscience.com  Source: Daré Bioscience, Inc. Daré Bioscience, Inc. | NASDAQ: DARE | darebioscience.com Daré Bioscience, Inc. and Subsidiaries Condensed Consolidated Statements of Operations and Comprehensive Loss (Unaudited)   Three Months Ended March 31,     2026       2025   Revenue       Research and development services and royalty revenue $ 152,455    $ 25,427  Total revenue   152,455      25,427  Cost of revenues   242,325      -  Operating expenses       Selling, general and administrative   2,248,566      2,309,164  Research and development   660,462      2,297,381  Total operating expenses   2,909,028      4,606,545  Loss from operations   (2,998,898)     (4,581,118) Other (expense) income   (991)     202,811  Net loss $ (2,999,889)   $ (4,378,307) Foreign currency translation adjustments   44,542      13,090  Comprehensive loss $ (2,955,347)   $ (4,365,217) Loss per common share - basic and diluted $ (0.20)   $ (0.50) Weighted average number of shares outstanding:       Basic and diluted  14,522,835      8,759,053                  Daré Bioscience, Inc. and Subsidiaries Condensed Consolidated Balance Sheets Data           March 31, 2026 (unaudited)   December 31, 2025 Cash and cash equivalents $18,519,784    $24,711,356  Working capital $ 540,124    $ 3,378,192  Total assets $27,828,414    $32,474,563  Total stockholders' equity $ 734,451    $ 2,842,634